Inventories	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Inventories

NOTE 15	INVENTORIES

Inventories consist of Retail inventory (crop nutrients, crop protection products, seed and merchandise products) and products from the Potash, Nitrogen, and Phosphate and Sulfate segments in varying stages of the production process.

Accounting Policies		Accounting Estimates and Judgments

Inventories are valued monthly at the lower of cost and net realizable value. Costs are allocated to inventory using the weighted average cost method and include: direct acquisition costs, direct costs related to units of production and a systematic allocation of fixed and variable production overhead, as applicable.

Net realizable value is based on:

Judgment is used to allocate production overhead to inventories and to determine net realizable value, including the appropriate measure and inputs of a combination of interrelated demand and supply variables.
For products purchased for resale, finished products, intermediate products and raw materials	For materials and supplies

• selling price of the finished product (in ordinary course of business); • less the estimated costs of completion; and • less the estimated costs to make the sale.	• replacement cost.

A writedown is recognized if carrying amount exceeds net realizable value and may be reversed if the circumstances which caused it no longer exist.

Supporting Information

	December 31, 2018	December 31, 2017

Purchased for resale	$ 3,545	$ –
Finished products	501	260
Intermediate products	218	202
Raw materials	275	62
Materials and supplies	378	264

	$ 4,917	$ 788

Inventories expensed to cost of goods sold during the year was $13,083 (2017 – $2,791).